UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2004

Commission File Number	Exact names of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	IRS Employer Identification Number
1-15929 1-8349 1-3382 1-3274	PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA PROGRESS CORPORATION
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: Florida

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
	State of Incorporation: Florida	56-2155481 59-2147112 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Florida Progress Corporation, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not be deemed to be filed or disclosed by any other registrant listed above.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

William D. Johnson

On December 8, 2004, Progress Energy, Inc. (“Progress Energy” or the “Company”) announced that William D. Johnson, currently Group President–Energy Delivery of the Company, has been named President and Chief Operating Officer of the Company, effective January 1, 2005. As a result of his promotion, Mr. Johnson will enter into a new employment agreement with the Company. The form of Mr. Johnson’s current employment agreement with Progress Energy Service Company, LLC, a subsidiary of the Company, was filed as Exhibit 10(v) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. Additionally, Mr. Johnson’s compensation for the fiscal year ended December 31, 2003 was disclosed in the Company’s most recent definitive proxy statement, which was filed with the Securities and Exchange Commission on March 31, 2004. Mr. Johnson’s new employment agreement will be substantially similar to his current employment agreement with the following material changes:

Mr. Johnson's salary will increase commensurate with his promotion;

Mr. Johnson's new target compensation under the Company's Management Incentive Compensation Plan will increase to 70% of his base salary earnings; and

Mr. Johnson’s new targets for long-term compensation in the form of restricted stock and performance share awards granted pursuant to the Company’s 2002 Equity Incentive Plan will increase to 100% and 200%, respectively, of his base salary.

Lloyd M. Yates

On December 8, 2004, the Company also announced that Lloyd M. Yates, currently Vice President-Transmission of Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., a subsidiary of the Company, has been named Senior Vice President-Energy Delivery for Progress Energy Carolinas, Inc., effective January 1, 2005. As a result of his promotion, Mr. Yates will enter into a new employment agreement with Progress Energy Carolinas, Inc., which will be consistent with those of other individuals who serve as senior vice presidents of the Company or its subsidiaries. The form of that agreement was filed as Exhibit 10c(27) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. Mr. Yates’ employment agreement will provide for base salary, bonuses, perquisites and participation in the various executive compensation plans offered to senior executives of the Company. The agreement will provide that it will remain in effect for three years from the effective date. Mr. Yates’ employment agreement will include an “Evergrow provision” which will provide that each year, the agreement will be extended such that the prospective term will always be three years forward on the anniversary of the agreement’s effective date. The employment agreement will also provide that the Company may elect not to extend it and must notify Mr. Yates of such an election at least 60 days prior to the annual anniversary date of his agreement’s effective date.

The agreement will establish Mr. Yates’ annual salary and provide that his salary will be subject to periodic review and adjustment. Commensurate with his promotion, Mr. Yates’ new target compensation under the Company’s Management Incentive Compensation Plan will increase to 45% of his base salary earnings. Mr. Yates’ targets for long-term compensation in the form of restricted stock and performance share awards granted pursuant to the Company’s 2002 Equity Incentive Plan will be 55% and 110%, respectively, of his base salary. Mr. Yates’ employment agreement will also provide that he is eligible for participation in the Company’s Supplemental Senior Executive Retirement Plan, which provides a retirement benefit for eligible senior executives equal to 4% of the average of their three highest years of base salary earnings and annual bonus for each year of credited service with the Company up to a maximum of 62%. Benefits under the Supplemental Senior Executive Retirement Plan are fully offset by social security benefits and by benefits under the Company’s Pension Plan. The Supplemental Senior Executive Retirement Plan requires 10 years of service and three years of service at the Senior Management Committee level for vesting purposes.

The agreement with Mr. Yates will provide that upon termination of employment without cause, he will be provided with his base salary at the current rate for the remainder of the term of the agreement and will be eligible to retain all benefits in which he has vested under existing benefit plans. Additionally, the Company will reimburse him for certain health benefits for up to 18 months after the termination of his employment. The agreement will provide that in the event the Company experiences a change-in-control, if Mr. Yates is designated as covered by the Company’s Management Change-in-Control Plan (“MCICP”) and is involuntarily or constructively terminated under the terms of the MCICP, then he will be entitled to the greater of the benefits available in the event of an involuntary termination without cause described above or the benefits to which he is entitled under the MCICP. If the Company terminates Mr. Yates’ employment for cause, he will be eligible to retain all benefits in which he has vested under existing benefit plans, but he shall not be entitled to any form of salary continuance or any form of severance benefits. He will also be entitled to any earned but unpaid salary. The agreement with Mr. Yates will provide that if he terminates his employment voluntarily at any time, he shall retain all vested benefits but shall not be entitled to any form of salary continuance or any form of severance benefit.

Item 1.02 Termination of Material Definitive Agreement.

Bonnie V. Hancock

On December 8, 2004, the Company announced that Bonnie V. Hancock, President, Progress Fuels Corporation, will leave the Company, effective April 1, 2005. Ms. Hancock’s departure will result in the termination of the Employment Agreement, dated November 30, 2000, between her and Progress Energy Service Company, LLC, a subsidiary of the Company. The Employment Agreement contains terms and conditions regarding Ms. Hancock’s employment with the Company, including salary, duties, employment benefits and severance benefits. Pursuant to the terms of the Employment Agreement, Ms. Hancock will be entitled to, among other things, continuation of her base salary until November 29, 2007 and will be eligible for her incentive bonus award for 2004. Ms. Hancock also will be eligible to retain all benefits in which she has vested under the Company’s compensation and benefit plans and will be entitled to continuation of certain health benefits. Ms. Hancock has no other material relationship with the Company or its affiliates. The Company will not incur any penalties in connection with the termination of the agreement. The form of Ms. Hancock’s Employment Agreement was filed as Exhibit 10(vi) to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures and qualifications regarding Mr. Johnson set forth in Item 1.01 above are incorporated into this Item 5.02 by reference.

Mr.     Johnson is 50 years old. His business experience during the past five years includes: Group President-Energy Delivery, Progress Energy, January 2004 to present; Executive Vice President, Progress Energy Service Company, LLC, January 1, 2004 to present; Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., Florida Progress Corporation, and Florida Power Corporation d/b/a Progress Energy Florida, Inc., November 2000 to present. Mr. Johnson has been with Progress Energy (formerly Carolina Power & Light Company) since 1992 and served as President, CEO and Corporate Secretary, Progress Energy Service Company, LLC, from October 2002 to December 2003. Prior to that, he was Executive Vice President — Corporate Relations & Administrative Services, General Counsel and Secretary of Progress Energy. Mr. Johnson served as Vice President — Legal Department and Corporate Secretary, Carolina Power & Light Company from 1997 to 1999. Before joining Progress Energy, Johnson was a partner with the Raleigh office of Hunton & Williams, where he specialized in the representation of utilities.

In addition to serving as Group President-Energy Delivery of the Company, Mr. Johnson currently holds the following positions and offices within the Company: Carolina Power & Light Company, Group President; Florida Power Corporation, Director and Executive Vice President; Florida Progress Corporation, Group President; PV Holdings, Inc., Director; Progress Capital Holdings, Inc., Director; Progress Energy Foundation, Inc., Director and Vice President; Progress Fuels Corporation, Director; Progress Telecom, LLC, Manager; Progress Telecommunications Corporation, Director; Progress Ventures, Inc., Director.

There is no arrangement or understanding pursuant to which Mr. Johnson was appointed President and Chief Operating Officer of the Company. Mr. Johnson has no family relationship with any director or executive officer of the Company or its subsidiaries.

There are no transactions or proposed transactions to which the Company or any of its subsidiaries is a party and in which Mr. Johnson has or will have an interest.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this combined Form 8-K that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., Florida Progress Corporation nor Florida Power Corporation d/b/a Progress Energy Florida, Inc. undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.
FLORIDA PROGRESS CORPORATION
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC. and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Geoffrey S. Chatas
              Geoffrey S. Chatas
              Executive Vice President and
Chief Financial Officer

Date: December 14, 2004